SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549




                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         July 6, 1999


                      ZENITH NATIONAL INSURANCE CORP.
           (Exact Name of Registrant as Specified in its Charter)


  Delaware                             1-9627             95-2702776
(State or Other Jurisdiction        (Commission          (IRS Employer
  of Incorporation)                 File Number)         Identification No.)


21255 Califa Street, Woodland Hills, CA                       91367-5021
(Address of Principal Executive Offices)                     (Zip Code)


Registrant Telephone number, including area code (818) 713-1000


____________________________________________________________________________
    (Former Name of Former Address, if Changed Since Last Report)




Item 5. Other Events.

Acquisition of Registrant Common Stock by Fairfax Financial Holdings Limited

        Pursuant to a Stock Purchase Agreement, dated June 25, 1999 (the "Stock Purchase Agreement"), between Fairfax Financial Holdings Limited, a Canada corporation ("Fairfax"), and Reliance Insurance Company ("Reliance"), Fairfax has agreed to purchase the 6,574,445 shares of the common stock of the Registrant ("Registrant Common Stock") owned by Reliance and its affiliates (the "Transaction"). In its Statement on
Schedule 13D, filed with the Securities and Exchange Commission on July 6, 1999, Fairfax reported that consummation of the Transaction is expected to occur by the autumn of 1999 and is subject to various closing conditions, including the receipt of applicable insurance and other regulatory approvals. Reliance has covenanted that, effective on consummation of the Transaction, it will arrange for the resignation from the Registrant's Board of Directors of each of Messrs. Saul P. Steinberg, Robert M. Steinberg and George E. Bello.

        In connection with the Transaction, the Registrant and Fairfax have entered into a Standstill Agreement, dated as of June 30, 1999 (the "Standstill Agreement"), pursuant to which Fairfax has agreed, subject to the terms and conditions of the Standstill Agreement, that, without the the prior written consent of the Board of Directors of the Registrant specifically expressed in a resolution adopted by a majority of the directors of the Registrant who are not affiliates of, and are neither officers, directors nor employees of, Fairfax or any corporation or other entity controlled by or affiliated with Fairfax (collectively, the "Purchaser Group"), the Purchaser Group will not in any manner, directly or indirectly, or in connection with any other person or entity, (a) effect or seek, offer, encourage or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any securities (or beneficial ownership thereof) or assets of the Registrant, except by way of stock dividends or other distributions or offerings made available to holders of Registrant securities generally, (ii) any tender or exchange offer, merger or other business combination involving the Registrant, except to the extent that the Purchaser is selling Registrant Common Stock owned on the date of the Standstill Agreement or acquired pursuant to the Transaction or by way of stock dividends or other distributions or offerings made available to holders of Registrant securities generally, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Registrant, or (iv) any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 under the Exchange Act) or consents to vote any securities of the Registrant, (b) form, join or in any way participate in a "group" (as such term is used in Section 13(d)(3) of the Exchange Act) (except insofar as the Purchaser Group acts to consummate the Transaction), or otherwise act, alone or with others, to seek to acquire or affect control or influence the management, Board of Directors or policies of the Registrant, (c) enter into any arrangements with any third party regarding any of the foregoing, or (d) take any action which would force the Registrant to make a public announcement regarding the types of matters set forth in clause (a) above. The Purchaser Group also has agreed not to ask, subject to a limited exception, the Registrant (or its directors, officers, employees, or agents) directly or indirectly, to amend, waive or terminate any of the foregoing provisions of the Standstill Agreement. The above covenants and agreements of the Purchaser Group shall survive until the earlier of (i) the fifth anniversary of the consummation of the Transaction, and (ii) the date on which Stanley R. Zax is no longer the full-time Chairman of the Board and President of the Registrant.

        In the Standstill Agreement, the Registrant covenants that it will use its commercially reasonable efforts to cooperate in seeking all necessary approvals of the Transaction as shall be required (i) under applicable insurance law and with the appropriate insurance commission(s) and (ii) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        In a letter, dated July 8, 1999, Fairfax acknowledged that its covenants and agreements in the Standstill Agreement are in full force and effect.

Settlement Agreement Between Zenith Insurance Company and RISCORP, Inc.

        Zenith Insurance Company, a California corporation and a wholly-owned subsidiary of the Registrant ("Zenith Insurance") and RISCORP, Inc., a Florida corporation and certain of its affiliates (collectively, "RISCORP"), have entered into a Settlement Agreement, dated as of July 7, 1999 (the "Settlement Agreement"), providing for the resolution of certain claims arising out of the acquisition by Zenith Insurance of substantially all of the assets of RISCORP, subject to certain of its liabilities, pursuant to an Asset Purchase Agreement, dated as of June 17, 1997, as subsequently amended (the "Asset Purchase Agreement"), between Zenith Insurance and RISCORP.

        Pursuant to the Settlement Agreement, Zenith Insurance and RISCORP
(i) will dismiss litigation pending between them in the United States District Courts for the Middle District of Florida, Tampa Division, and the Southern District of New York and, except as provided in the next sentence, agree not to pursue any further litigation or arbitration against the other; (ii) agree that any future claims for indemnification by either Zenith Insurance or RISCORP will be submitted to binding arbitration; and
(iii) agree to the allocation of amounts currently held in an escrow account established pursuant to the Asset Purchase Agreement with the payment to Zenith Insurance of $6 million, and of any refunds to RISCORP from the Florida Department of Labor and Employment Security, Division of Workers' Compensation. Zenith Insurance and RISCORP also agree on the procedures to be followed in resolving RISCORP's claim that it is entitled to an additional $5.9 million under the Asset Purchase Agreement as a result of an error in calculation made by the Neutral Auditor pursuant to the Asset Purchase Agreement, regarding the proper treatment of certain reinsurance treaties, and reserve the right to litigate the issue if the Neutral Auditor is unable to resolve the issue to the satisfaction of the parties.

Dividend from Zenith Insurance  to the Registrant

        On July 6, 1999, Zenith Insurance paid to the Registrant a dividend of $100 million, the net profit after tax received by Zenith Insurance from the sale of its wholly owned subsidiary, CalFarm Insurance Company. Subject to working capital needs, the Registrant currently intends to add such funds to, and invest them as part of, its investment portfolio.

        The Registrant has been informed by A.M. Best Company ("Best") that the payment of the dividend will result in a downgrade of Best's ratings of the Registrant's insurance company affiliates, from A+ to A.

NOTE ON FORWARD-LOOKING INFORMATION

        This report contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "estimate," "expect," "intend," "anticipate," and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future, events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected.


                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ZENITH NATIONAL INSURANCE CORP.



Dated:  July 9, 1999          By:  /s/ Fredricka Taubitz
                                   ----------------------------------
                              Name:  Fredricka Taubitz
                              Title: Executive Vice President
                                     & Chief Financial Officer